Exhibit 99.1

Opening doors to the future™

Fact Sheet
November 2007

UDR, Inc. (NYSE: UDR), has a demonstrated history of delivering superior and dependable returns by successfully managing, buying, selling, developing and redeveloping attractive real estate properties in targeted US markets.

Highlights

- 3rd largest apartment REIT
  - Approximately 70,000 apartment homes
  - $6.7 billion total market cap
  - Portfolio positioned to capture job growth and demographic trends

At a Glance

Current Stock Price (11/09/07):	$21.26
52-Week Range:	$21.03 - $34.10
2007 Indicated Dividend/Yield:	$1.32/6.1%
Institutional Ownership:	84.8%
Insider Ownership:	4.0%

Compelling Value Creation Strategies


1
Strengthen Our Portfolio
2
Expand RE^3 and Other Income Streams
3
Implement Operations 2.0
4
Source Low Cost Capital

Current topics

- Solid apartment market fundamentals
  - Portfolio positioned to benefit from strong job growth, low housing affordability
  - Nearly half of 2007 NOI will be generated from the Pacific Coast and the D.C. corridor
- Focus on technology to improve customer service and reduce costs
  - Redesigned website launched in June
  - Spanish language site launched in November
  - Hosted 1M web visitors in first nine months of 2007
  - 5-year goal is to generate 90% of leases on line and process 100% of rent payments electronically
  - Will implement resident portal for on line service requests
  - Implementing Yieldstar™ for revenue management
- Established $650M Joint Venture (see back page)

- RE^3 includes development, redevelopment, land entitlement, lease-up, etc.
  - Development pipeline totals $2.5B (9/30/07)
    - Developments in process: 8,741 homes, $1.6B
    - Future development pipeline: 4,884 homes, $0.9B
    - Estimated potential value creation of $2.40 to $4.75 per share
  - Redevelopment pipeline totals $217M (9/30/07)
    - 4 communities completed, 1,536 homes
      - Current annualized NOI: $10.9M, up 58% from pre-renovated NOI
      - 8.5%-11.5% return
    - 8 communities underway, 2,532 homes
      - Expect 126% growth in post-renovated NOI to $22.6M
      - Expected stabilized returns of 8% to 10%
    - Estimated potential value creation of $175 million or $1.20 per share

Garden



Wrap



Podium



Mid Rise



Mixed Use



High Rise

Portfolio changes incorporate rigorous analysis to measure 2 key factors to determine when and where we invest: Low home affordability index Favorable demand/supply ratio for multi-family housing (demographic trends are favorable & job growth expectations are high) Andover Place Washington, D.C. 989 Elements Bellevue, WA Reflections at Cherry Creek Aurora, CO Gwinnett Atlanta, GA Sold Bought Kitchen/Bath Program 17,000 completed $155M invested Targeting 8% to 10% Stabilized ROI Absorbing $0.02 per share in annual dilution from homes out of service $100M in estimated value creation The Atlanta portfolio sale demonstrates success of program 35% of the Atlanta homes (497 of 1,426) were upgraded 13.7% incremental monthly rent ($762 vs. $670) $4.4M investment $10.8M additional sales proceeds $6.4M value creation Full Community Redevelopment 4 communities completed, 8 communities underway - 4,068 total homes $217M budgeted cost; $336 total investment Targeting 8% to 10% stabilized ROI Absorbing $0.07 per share in annual dilution from homes out of service $175 million in estimated value creation or $1.20 per share Redevelopment: Before After 2007 Community Acquisitions/Dispositions Location # of Homes $millions Acquisitions: Bellevue, WA 166 $58.0 Bellevue, WA 71 31.0 Addison, TX 1,357 67.8 Jacksonville, FL 300 34.2 Washington D.C. 171 65.6 Total 1,899 $256.6 Dispositions: Atlanta, GA 1,426 $96.3 Denver, CO 884 85.0 Colton, CA 208 27.0 San Ramon, CA 250 64.3 San Ramon, CA 400 100.0 Seattle, WA 267 30.0 Texas JV 3,992 330.0 Total 7,427 $732.3

2
Expand RE[3] and Other Income Streams

RE[3] our subsidiary that focuses on development, redevelopment, land entitlement, zoning changes and short-term hold investments, is poised to capture superior returns through all market cycles. It gives us flexibility to act quickly when markets change.

RE[3]

Development:

Total Development Pipeline at 9/30/07

	# of Homes	*Budgeted Cost*
Wholly Owned – Completed Dev.	438	$79,000
Wholly Owned - Under Dev.	6,193	988,000
Dev. In Progress – Under Contract	1,108	155,000
Dev. Joint Ventures	1,002	370,000
Total Current Dev.	**8,741**	**1,592,000**
Future Dev. - Owned	4,419	848,000
Future Dev. – Under Investigation	465	64,000
Total Future Dev.	**4,884**	**912,000**
Total Dev. Pipeline	***13,625***	***$2,504,000***

Addison, TX Development:
- Day time population: 100,000
- Night time population: 16,000
- Potential to triple density to 5,000 + homes
- Retail, office and other zoning
- Estimated Start: 4Q 2007
- Return on Costs: 6.5% - 7.0%

Our Development Pipeline is expected to create incremental value $2.40 - 4.75 per share.

Examples of Active Developments:



Addison Assemblage – Addison, TX



Stadium Village – Surprise, AZ



Grandview – Glendale, CA

UDR Opening doors to the future™

3

3 Implement Operations 2.0

Grow net operating income through automation and efficiency.

2007 Same Store Statistics (Growth)

Third Quarter Actual:	5.2%	-0.8%	8.5%
YTD Actual:	5.0%	1.2%	7.1%

Strong Job Growth

- UDR operates in 8 of the top 10 U.S. job growth markets
- Job growth in UDR's top 10 markets is 40% greater than the U.S. average
- Over 450K jobs added in UDR top markets in past 12 months

Low Home Affordability

	% UDR Total NOI	Rental Income	Mo. Pmt. for Entry Level: Homes	Mo. Pmt. for Entry Level: Condos
Orange Co.	10.6%	$ 1,552	$ 3,969	$ 3,356
SF Bay Area	6.0%	1,718	4,735	4,012
Tampa, FL	5.3%	954	1,463	1,208
Houston, TX	5.3%	685	1,159	947
Metro D.C.	5.3%	1,291	2,534	2,126
Orlando, FL	4.7%	945	1,673	1,405
Richmond, VA	3.9%	948	1,512	1,249
Raleigh Durham	4.0%	744	1,260	1,033
Baltimore, MD	3.8%	1,165	1,936	1,613
Nashville, TN	3.4%	807	1,052	856

4 Source Low Cost Capital

Leverage research capabilities and operating, financial and investment platforms to attract a variety of low cost capital.

2007 Transactions

- March: $150M 5.5% medium term note offering due 2014
- May: Issued $135M 6.75% Series G Preferred Stock Redeemed $135M 8.6% Series B Preferred Stock
- July: Increased unsecured revolving credit facility to $600M and extended maturity to July 2012
- November: Established Texas Joint Venture
- Future: Working to bring equity partners into various development transactions

Texas Joint Venture

- Established a $650 million joint venture with a large domestic institutional partner.
- The venture a portfolio of 3,690 stabilized homes located in three Texas markets and 320 homes currently under development in Dallas.
- The joint venture contains a $300 million expansion feature for future acquisitions.
- At closing the venture secured a $232 million, seven year, interest only, 5.61% non-recourse mortgage on the properties and a $22 million six year, interest only, 5.55% non-recourse mortgage to be funded upon completion of the homes under development.
- The Company received approximately $330 million in gross proceeds for the properties and retained a 20% interest in the venture.
- The Company will provide property management, construction management, development and other services to the venture.

Safe Harbor

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning redevelopment activities, expectations on occupancy levels, expectations concerning the Texas joint venture, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, exceptions on annualized net operating income, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this press release are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

UDR Opening doors to the future™

4

November 2007

Garden Wrap Podium Mid Rise Mixed Use High Rise Executive Summary UDR Development A National Footprint with Full Range of Product Focused on the Right Opportunity

Development Pipeline $1.6 Billion In Process 26 Communities 8,741 Homes $912 Million in future development 4,884 Homes Blended stabilized return: 6.5% ~ $155M stabilized NOI $217 million Budgeted 1,536 homes completed in 4 communities Average increase in rent per home: $137 or 18.5% Average incremental investment per home: $35,080 2,532 homes in process in 8 communities Expected post renovated stabilized NOI: $22.6M, an increase of 126% Expected incremental investment per home: $54,500 Redevelopment Pipeline Pipeline (as of 9/30/07)

Pipeline (as of 9/30/07) 39% 3% 31% 9% 4% 14% Addison Development We target development sites in markets where job growth expectations are high, home affordability is low, and the demand/supply ratio for multi- family housing is favorable. Our Addison, Texas development represents 31% of our total pipeline and we anticipate that the development will be completed in conjunction with one or more institutional partners.

Pipeline (as of 9/30/07)

Bellevue, WA Joint Ventures Per M/PF Research 3Q207 Reports (West Bellevue Sub-market) YOY Rent Growth of 16.8% Average Occupancy of 96.3% 97.7% Occupancy in Product Built Since 2000 Average Monthly Rent of $1,469 per Unit Local Business News Microsoft committed to leasing 1.3M square feet of office space in downtown Bellevue Eddie Bauer leases 325K square feet for Bellevue Headquarters The Bravern Mixed Use Development: 2 Office Towers totaling 745K square feet Retail totaling 300K feet anchored by Neiman Marcus 2 Residential Towers slated for Condo Sales

UDR Value Creation Initiatives Joint Venture - 989elements Bellevue, WA 166 Homes High-Rise Closed Joint Venture in Jan '07 Structure: 49% UDR / 51% Su Development Managed by UDR Ground Floor Retail Total Cost of $58 million - UDR interest $28 million

8 UDR Value Creation Initiatives Joint Venture - Ashwood Commons Bellevue, WA 271 Homes $97 million Budget $358,000 Cost per Home Ground Floor Retail Closed Joint Venture in 4Q06 Managed by UDR Structure: 49% UDR / 51% Su Development Expected 6.0% - 6.5% Return

Bellevue Plaza Development Site UDR Value Creation Initiatives Joint Venture - Bellevue Plaza Bellevue, WA 400 Homes $135 million Budget $270,000 Cost per Home Ground Floor Retail Structure: 49% UDR/51% SU Development Expected 6.0% - 6.5% Return

UDR Value Creation Initiatives Completed Wholly Owned Development - Verano at Town Square Rancho Cucamonga, CA 414 Homes $68 million Cost $165,000 Cost per Home Expected 7.5% to 8.0% Return In Lease-Up: 96.0% Leased Estimated $38 million Value Created

Joint Venture - Jefferson at Marina del Rey JPI - National Apartment Developer Negotiated new development in Marina Del Rey, CA 298 homes $138 million budget $463,000 cost per home Expected 6.0% to 6.5% Return 11 11 UDR Value Creation Initiatives

12 UDR Value Creation Initiatives Future Development - Foxborough Orange, CA 260 Homes $77 million Budget $296,000 Cost per Home Expected 6.0% to 6.5% Return Expected Start Date: TBD

13 UDR Value Creation Initiatives Future Development - Grandview Glendale, CA 218 Homes $67 million Budget $307,000 Cost per Home Expected 6.0% to 6.5% Return Expected Start Date: 4Q07 Expected Completion: 3Q09

UDR Value Creation Initiatives Future Development - Summit at Mission Bay San Diego, CA 486 Homes $163 million Budget $335,000 Cost per Home Expected 5.5% to 6.0% Return Expected Start Date: 3Q08

UDR Value Creation Initiatives Development Pre-Sale - The Waterford Phoenix, Arizona 200 Homes $25 million Budget $125,000 Cost per Home Expected 7.0% to 7.5% Return Expected Completion: 2Q08

UDR Value Creation Initiatives UDR Value Creation Initiatives Wholly Owned Development - Stadium Village Surprise, AZ 382 Homes $47 million Budget $123,000 Cost per Home Expected 6.25% to 6.75% Return Expected Start Date: 4Q07 Expected Completion: 4Q09

UDR Value Creation Initiatives Brookhaven - Addison, TX Addison: Day time population: 100,000 Night time population: 16,000 Potential to triple density to 5,000 + homes Retail, office and other zoning Estimated Start: 4Q 2007 Return on Costs: 6.5% - 7.0%

UDR Value Creation Initiatives Wholly Owned Development - Riachi at One21 Plano, TX 202 Homes $18 million Budget $89,000 Cost per Home Expected 6.5% to 7.0% Return Expected Completion - 4Q07 Estimated $6 million Value Created

Wholly Owned Development - Tiburon Houston, TX 320 Homes $22 million Budget $68,750 Cost per Home Expected 6.8% Return Expected Completion: 2Q08 UDR Value Creation Initiatives

UDR Value Creation Initiatives Wholly Owned Development - Lincoln at Towne Square Phase II Plano, TX 302 Homes $25 million Budget $83,000 Cost per Home Expected 6.5% to 7.0% Return Expected Completion: 3Q08 Estimated $8 million Value Created

UDR Value Creation Initiatives Development Pre-Sale - Mustang Park Dallas, TX 289 Homes $28 million Budget $97,000 Cost per Home Expected 7.0% to 7.5% Return Expected Completion: 4Q09 Mustang Park

UDR Value Creation Initiatives Wholly Owned Development - Laurel Woode Montgomery County, TX 324 Homes $25 million Budget $77,000 Cost per Home Expected 7.0% Return Expected Start Date: 2Q07 Expected Completion: 3Q08 Expected Completion: 3Q08 Expected Completion: 3Q08 Expected Completion: 3Q08 Expected Completion: 3Q08 Expected Completion: 3Q08 Expected Completion: 3Q08 Expected Completion: 3Q08 Expected Completion: 3Q08 Expected Completion: 3Q08 Woodlands Site I-45

UDR Value Creation Initiatives Development Pre-Sale - The Place at Millenia Orlando, Florida 370 Homes $53 million Budget $143,000 Cost per Home Expected 7.0% to 7.5% Return Expected completion: 4Q07 Millenia

UDR Value Creation Initiatives Future Development - Carolina Corporate Center Raleigh, NC 359 Homes $46 million Budget $128,000 Cost per Home Expected 6.5% to 7.0% Return Expected Start Date: 3Q07 Expected Completion: 2Q09 Carolina Corporate Center

UDR Value Creation Initiatives Wholly Owned Development - Caroline Village Woodbridge, VA 322 Homes $75 million Budget $217,000 Cost per Home Expected 6.6% Return Expected Start Date: 4Q07 Expected Completion: 1Q09 Expected Completion: 1Q09 Expected Completion: 1Q09 Expected Completion: 1Q09 Expected Completion: 1Q09 Expected Completion: 1Q09 Expected Completion: 1Q09 Expected Completion: 1Q09 Caroline Village I -95

UDR Value Creation Initiatives Caroline Village I -95 Wholly Owned Development - 2400 14th Street Washington, D.C. 255 Homes $124 million Budget $486,000 Cost per Home Expected 5.8% Return Expected Start Date: 4Q2007 Expected Completion: 4Q2009

UDR Value Creation Initiatives Future Development - Waterside Towers Purchased December 2003 Located in SW Washington D.C., 15 Minute Walk from National Mall Ten-Story Mid-Rise Structure 550 Existing Homes Current Rent: Studio - $1,129 1 Bed - $1,395 2 Bed - $1,772 3 Bed - $1,985

UDR Value Creation Initiatives Future Development - Waterside Towers Planned Expansion on Existing Property 11 story tower 200 homes 12,000 to 18,000 sq. ft. for retail Estimated cost: $101 million Timing: Zoning - 18 mos. Pre-Construction - 14 mos. Construction - 24 mos. Contingency - 4 mos. Total - 60 mos.

UDR Value Creation Initiatives Redevelopment Reinvest with Exterior Upgrades and Interior Renovations 4 Communities Completed - 1,536 Homes 8 Communities Underway - 2,532 Homes $193 million Budgeted Cost - $336 million Total Investment Targeting 8% to 10% Stabilized ROI Expect 45% growth in post-renovated NOI to $33.7 million Value Creation

UDR Value Creation Initiatives Redevelopment Summary (as of 9/30/07)

Completed Redevelopment - Legacy at Mayland Richmond, VA Built in 1973, Purchased by UDR in December 1991. 576 Homes 100% Growth in Cash Flow to $4.6M in 33 Months 11% Cash on Cash Return Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million Estimated Value Created: > $36 million After Before UDR Value Creation Initiatives

UDR Value Creation Initiatives After Before Completed Redevelopment - Altamira Place Altamira Springs, FL Built in 1984, Purchased by UDR in April 1994 360 Homes 65% Growth in Cash Flow to $2.2M 9% Cash on Cash Return Estimated $14.0M Value Created

Completed Redevelopment - Island Walk Tampa, FL Built in 1991, Purchased by UDR in Dec. 1998 400 Homes 55% Growth in Cash Flow to $2.8M 11.5% Cash on Cash Return Estimated $16.0M Value Created After Before UDR Value Creation Initiatives

UDR Value Creation Initiatives After Before Completed Redevelopment - Remington on the Green Raleigh, NC Built in 1987, Purchased by UDR in Sept. 1991 200 Homes 30% Growth in Cash Flow to $1.0M 8.6% Cash on Cash Return Estimated $4.3M Value Created

Redevelopment Update In Process Redevelopment - The Breyley Clearwater, FL Built in 1972, Purchased by UDR in 1993 209 Homes 55% Growth in Cash Flow to $1.6M 7.7% Cash on Cash Return Estimated $6.5M Value Created

UDR Value Creation Initiatives In Process Redevelopment - The Canopy Apartment Villas Orlando, FL Built in 1981, Purchased by UDR in 1993 296 Homes 47% Growth in Cash Flow to $2.6M 7.5% Cash on Cash Return Estimated $12.1M Value Created After Before

UDR Value Creation Initiatives In Process Redevelopment - Gayton Pointe Townhomes Richmond, VA Built in 1973, Purchased by UDR in September 1995 253 Homes 93% Growth in Cash Flow to $3.1M 7.7% Cash on Cash Return Estimated $17.6M Value Created After Before

In Process Redevelopment - Wellington Place Manassas, VA Built in 1987, Purchased by UDR in September 2005 372 Homes 29% Growth in Cash Flow to $4.0M 8.1% Cash on Cash Return Estimated $11.1M Value Created UDR Value Creation Initiatives After Before

UDR Value Creation Initiatives In Process Redevelopment - Dominion Great Oaks Ellicott City, MD Built in 1974, Purchased by UDR in July 1994. 300 Homes 43% Growth in Cash Flow to $3.3M 7.9% Cash on Cash Return Estimated $16.3M Value Created After Before

UDR Value Creation Initiatives After Before In Process Redevelopment - Polo Park Nashville, TN Built in two phases in 1987 and 1990, Purchased by UDR in 2006 386 Homes 56% Growth in Cash Flow to $2.4M 9.4% Cash on Cash Return Estimated $6.1M Value Created

UDR Value Creation Initiatives In Process Redevelopment - Bay Cove Clearwater, FL Built in 1972, Purchased by UDR in 1992 336 Homes 100% Growth in Cash Flow to $3.8M 6.9% Cash on Cash Return Estimated $16.6M Value Created After Before

UDR Value Creation Initiatives In Process Redevelopment - Highlands of Preston Plano, TX Built in 1985, Purchased by UDR in 1998 380 Homes 41% Growth in Cash Flow to $2.2M 7% Cash on Cash Return Estimated $7.5M Value Created

Providence Court - Charlotte, NC After Before UDR Value Creation Initiatives Redevelopment - Kitchen/Bath Program Upgraded Appliances, Cabinets, Lighting, Flooring, Etc. Targeting 8% to 10% Stabilized ROI 17,000 Completed Rent Increase Examples: Before After Increase So. California $1,270 $1,337 5.3% No. California $1,189 $1,293 8.7% Monterey $996 $1,121 12.6% Baltimore $953 $1,015 6.5% Portland $764 $872 14.1% Orlando $769 $849 10.4% Tampa $779 $847 8.7% We are Absorbing Dilution from Homes Out of Service

The Atlanta Portfolio Sale Demonstrates Tremendous Value Creation from Our Kitchen & Bath Program 35% of the Atlanta homes (497 of 1,426) were upgraded $92 average incremental monthly rent ($762 vs. $670) $550,000 total annual incremental NOI from K/B program $10.8M additional sales proceeds from K/B program (incremental NOI/Cap Rate) $4.4M invested in program $6.4M value created Gwinnet Square - Duluth, GA UDR Value Creation Initiatives

Development Approach Identifying Opportunities - Research Driven Product - Appropriately Designed to Fit Opportunity Utilized For Best Execution: Wholly Owned - Joint Ventures - Pre Sales Annual Deliveries - $300-$500M - Requires Pipeline of $2.5B The Team: Experience approaching 150 years Diverse background including Finance, Operations, Analysis, Construction, Brokerage, Urban Planning and Development Competent leadership Defined focus Results driven Research Driven Analysis Permit Trends Job Formation Single Family Trends Income Trends Occupancy Trends Rental Rate Growth

Development Process Lease Up & Stabilization Construction Qualified 3rd party GC GC input in design Guaranteed maximum price Managed by UDR project manager Independent progress inspections Target Neighborhood Strong local demographics Near employment centers Product deliveries Sites Infill locations Mature/emerging neighborhoods "Forever Great" locations Feasibility Best 3rd party consultants Independent market analysis Local UDR operations Financial analysis Approvals Weekly pipeline meetings Senior VP review Investment committee Design Review Design coordinator Operations Senior VP

Developer Pre-Sale Program Developer identifies site and presents preliminary underwriting to UDR UDR reviews and agrees to proceed UDR and Developer sign binding Pre-Development Letter Pre-Development letter includes Pre-Development Budget-UDR funds approved budget on a monthly draw basis Certain Go/No-Go Decisions are agreed to in letter Letter outlines terms of Pre-sale Purchase Contract to be signed If deal does not go forward Developer refunds UDR for 50% of Pre-Development dollars spent Upon signing of Pre-Development Agreement Developer and UDR negotiate a formal Pre-Sale Contract General Terms of Pre-Sale: Developer obtains construction loan UDR agrees to purchase the development upon final C.O. at cost UDR provides take-out to construction loan Developer receives the following fees for developing and constructing the project: Development Fee equal to 3% of Project Total Costs If Developer acts as General Contractor-5% of Hard Cost Developer shall be responsible for all cost overruns At Project Stabilization (generally 24 to 30 months from completion)-Developer and UDR agree to the value of the project and Developer is then paid a fee in the amount of 50% of the difference between value and cost If Developer and UDR cannot agree on value an appraisal process is used and if that fails then both agree to market and sell the property on the open market

We have a clear vision and the right growth strategies to deliver superior value creation Safe Harbor: Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning redevelopment activities, expectations on occupancy levels, expectations concerning the Texas joint venture, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, exceptions on annualized net operating income, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this press release are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

Technology Leadership Source: 3rd Party World-Wide Recognized Independent Research Firm Shown below is an independent analysis of 15 multifamily web sites conducted by a well known, world wide internet research firm. They evaluated 12 criteria important to consumers when using the web to search for an apartment. They assigned a score to each company in each category and assigned a weight to the various criteria. Their conclusion was that UDR.com ranked #1 with an overall grade of 71. 19% Growth Source: Neilson Net Ratings